EXHIBIT 4.2
                          SUBSEQUENT TRANSFER AGREEMENT


                  Pursuant to this Subsequent Transfer Agreement (the "Agreement"), dated September 29, 1998, between WMC Secured Assets Corp., as company (the "Company") WMC Mortgage Corp., as Seller and Master Servicer (the "Seller"), and The First National Bank of Chicago, as Trustee of the WMC Mortgage Pass-Through Certificates, Series 1998-B, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1998, by and among the Company, the Master Servicer and the Trustee (the "Pooling and Servicing Agreement"), the Company and the Trustee agree to the sale by Seller and the purchase by the Company and the sale by the Company and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

                  Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

                  Section 1. CONVEYANCE AND ACCEPTANCE OF SUBSEQUENT MORTGAGE
                             LOANS.

                  (a) The Seller, upon receipt of the Purchase Price therefor, does hereby sell, transfer, assign, set over and convey to the Company and the Company does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, including all interest due and principal received with respect to the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however that the Seller reserves and retains all right, title and interest in and to interest due and principal received (including Prepayments and Curtailments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Seller and the Company, contemporaneously with the delivery of this Agreement, have delivered or caused to be delivered to the Trustee each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Company by the Seller and to the Trustee by the Company of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Company, the Seller, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Seller to the Company and the Company to the Trust Fund.

                  (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

                  (c) Additional terms of the sale are set forth on Attachment A hereto. The Subsequent Cut-off Date for each of the Subsequent Mortgage Loans being transferred pursuant to this Agreement is set forth on Attachment A hereto.

                  (d) The Trustee hereby acknowledges and certifies receipt of each of the documents referred to in Section 2.01(b) of the Pooling and Servicing Agreement with respect to the Subsequent Mortgage Loans and that such documents relate to the Mortgage Loans identified in the attached schedule of Subsequent Mortgage Loans.

                  Section 2. REPRESENTATIONS AND WARRANTIES; CONDITIONS
                             PRECEDENT.

                  (a) The Seller hereby reaffirms the representations and warranties set forth in Section 3.1(b) of the Mortgage Loan Purchase Agreement with respect to the Subsequent Mortgage Loans as of the related Subsequent Cut-off Date. The Seller hereby confirms that each of the conditions set forth in Section 2.1(c) of the Mortgage Loan Purchase Agreement are satisfied as of the date hereof.

                  (b) All terms and conditions of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement.

                  Section 3. RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the Certificateholders entitled to at least 25% of the Voting Rights, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4. GOVERNING LAW.

                  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5. COUNTERPARTS.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

                  Section 6. SUCCESSORS AND ASSIGNS.

                  This Agreement shall inure to the benefit of and be binding upon the Seller, the Company and the Trustee and their respective successors and assigns.


                                           WMC SECURED ASSETS CORP.
                                           as Company

                                           By:        /s/ Jules Vogel
                                                      --------------------------
                                           Name:      Jules B. Vogel
                                           Title:     Executive Vice President
                                                       and Secretary


                                           WMC MORTGAGE CORP.
                                           as Seller

                                           By:        /s/ Jules Vogel
                                                      --------------------------
                                           Name:      Jules B. Vogel
                                           Title:     Executive Vice President
                                                       and Secretary

                                           THE FIRST NATIONAL BANK OF
                                           CHICAGO
                                           as Trustee

                                           By:        /s/ R. Tarnas
                                                      --------------------------
                                           Name:      R. Tarnas
                                           Title:     Vice President


ATTACHMENTS

         A.       Additional terms of the sale.
         B.       Schedule of Subsequent Mortgage Loans.

                                  ATTACHMENT A

              WMC MORTGAGE PASS-THROUGH CERTIFICATES, Series 1998-B
                  ATTACHMENT A TO SUBSEQUENT TRANSFER AGREEMENT
                                  Series 1998-B
                               September 29, 1998

A.

    1.  Subsequent Cut-off Date:                              September 21, 1998
    2.  Subsequent Transfer Date:                              September 1, 1998
    3.  Aggregate Principal Balance of the Subsequent
        Mortgage Loans as of the Subsequent Cut-off Date:        $157,318,135.74
    4.  Purchase Price:                                                  100.00%

B.
    As to the final transfer of Subsequent Mortgage Loans:

    1.  Weighted average gross margin:                                      6.7%
    2.  Weighted average LTV:                                              78.1%
    3.  Highest LTV:                                              94.8% (1 loan)
    4.  % of 2/28 Loans:                                                   84.2%
    5.  % of 3/27 Loans:                                                    2.6%
    6.  % of 5/25 Loans:                                                    0.1%
    7.  Non-owner occupied Mortgaged Properties:                            6.4%
    8.  % located in California:                                           25.3%

                                  ATTACHMENT B

                      Schedule of Subsequent Mortgage Loans

                                        DESCRIPTION OF THE COLLATERAL

CURRENT BALANCE                                      AGGREGATE SUBSEQUENT           PERCENT OF TOTAL BY
                                                            TRANSFER                SUBSEQUENT TRANSFER
           CURRENT BALANCE                 NUMBER       DATE SCHEDULED               DATE SCHEDULED
      FROM                TO             OF LOANS      CURRENT BALANCE               CURRENT BALANCE
      ----                --             --------     ----------------              ---------------
             0.00           25,000.00          60              1,260,677.55               0.80%
        25,000.01           50,000.00         323             12,464,075.85               7.92%
        50,000.01           75,000.00         314             19,708,560.65              12.53%
        75,000.01          100,000.00         258             22,556,220.53              14.34%
       100,000.01          125,000.00         172             19,322,248.87              12.28%
       125,000.01          150,000.00         104             14,307,411.47               9.09%
       150,000.01          175,000.00          75             12,163,304.96               7.73%
       175,000.01          200,000.00          62             11,623,168.73               7.39%
       200,000.01          250,000.00          78             17,186,755.80              10.92%
       250,000.01          300,000.00          27              7,559,125.00               4.80%
       300,000.01          350,000.00          15              4,908,958.52               3.12%
       350,000.01          400,000.00           8              2,981,650.00               1.90%
       400,000.01          450,000.00           9              3,859,650.00               2.45%
       450,000.01          500,000.00           9              4,319,379.69               2.75%
       550,000.01          600,000.00           2              1,134,000.00               0.72%
       600,000.01          650,000.00           1                610,300.00               0.39%
       650,000.01          700,000.00           2              1,352,648.12               0.86%
 Total                                      1,519            157,318,135.74              100.00%



                                                     DESCRIPTION OF THE COLLATERAL
LOAN-TO-VALUE                                        AGGREGATE SUBSEQUENT          PERCENT OF TOTAL BY
                                                            TRANSFER               SUBSEQUENT TRANSFER
                RANGE                    NUMBER          DATE SCHEDULED               DATE SCHEDULED
       FROM                TO           OF LOANS       PRINCIPAL BALANCE            PRINCIPAL BALANCE
       ----                --           --------       ------------------           -----------------
             5.01%             10.00%            1                574,000.00              0.36%
            20.01%             25.00%            3                215,000.00              0.14%
            25.01%             30.00%            3                180,000.00              0.11%
            30.01%             35.00%            2                 79,000.00              0.05%
            35.01%             40.00%           12                511,413.78              0.33%
            40.01%             45.00%            6                343,000.00              0.22%
            45.01%             50.00%           13                855,950.04              0.54%
            50.01%             55.00%           25              2,185,893.43              1.39%
            55.01%             60.00%           61              3,701,143.34              2.35%
            60.01%             65.00%          198             15,927,269.45              10.12%
            65.01%             70.00%          130             13,832,848.21              8.79%
            70.01%             75.00%          271             27,290,383.48              17.35%
            75.01%             80.00%          379             40,817,682.63              25.95%
            80.01%             85.00%          237             28,076,286.46              17.85%
            85.01%             90.00%          178             22,728,264.92              14.45%
TOTAL                                        1,519            157,318,135.74             100.00%

PROPERTY TYPE                                        AGGREGATE SUBSEQUENT          PERCENT OF TOTAL BY
                                                            TRANSFER               SUBSEQUENT TRANSFER
                                         NUMBER          DATE SCHEDULED               DATE SCHEDULED
    PROPERTY DESCRIPTION                OF LOANS       PRINCIPAL BALANCE            PRINCIPAL BALANCE
    --------------------                --------       ------------------           -----------------
3-4 family                                      15              2,156,954.02              1.37%
Duplex                                          82              8,250,440.20              5.24%
Low rise condo                                  56              5,373,104.99              3.42%
PUD                                            114             16,430,438.66              10.44%
Single family detached                        1,252           125,107,197.87              79.52%
Total                                        1,519            157,318,135.74             100.00%



LOAN TYPE                                            AGGREGATE SUBSEQUENT          PERCENT OF TOTAL BY
                                                            TRANSFER               SUBSEQUENT TRANSFER
                                         NUMBER          DATE SCHEDULED               DATE SCHEDULED
         LOAN TYPE                      OF LOANS       PRINCIPAL BALANCE            PRINCIPAL BALANCE
         ---------                      --------       ------------------           -----------------
2/28 6-month LIBOR                           1,375            138,271,477.95              87.89%
3/27 6-month LIBOR                              18              1,872,850.21              1.19%
5/25 6-month LIBOR                               1                272,700.00              0.17%
6-month LIBOR no neg. amortization             125             16,901,107.58              10.74%
TOTAL                                        1,519            157,318,135.74             100.00%


                                                     DESCRIPTION OF THE COLLATERAL


REMAINING TERM TO MATURITY
                                                     AGGREGATE SUBSEQUENT           PERCENT OF TOTAL BY
            REMAINING TERM                                  TRANSFER                SUBSEQUENT TRANSFER
             (IN MONTHS)                  NUMBER         DATE SCHEDULED               DATE SCHEDULED
       FROM                TO           OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
       ----                --           --------       ------------------            -----------------
          121                 180                1                 17,550.00               0.01%
          301                 360            1,518            157,300,585.74              99.99%
TOTAL                                        1,519            157,318,135.74              100.00%




OCCUPANCY                                            AGGREGATE SUBSEQUENT          PERCENT OF TOTAL BY
                                                            TRANSFER               SUBSEQUENT TRANSFER
                                          NUMBER         DATE SCHEDULED               DATE SCHEDULED
                                        OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
Investor                                       155             11,930,398.66               7.58%
Owner                                        1,356            144,195,537.08              91.66%
Second home                                      8              1,192,200.00               0.76%
TOTAL                                        1,519            157,318,135.74              100.00%


DOCUMENTATION                                        AGGREGATE SUBSEQUENT          PERCENT OF TOTAL BY
                                                            TRANSFER               SUBSEQUENT TRANSFER
                                          NUMBER         DATE SCHEDULED               DATE SCHEDULED
         DOC. TYPE                      OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
         ---------                      --------       ------------------            -----------------
Full                                           997            106,187,433.00              67.50%
Full-alt                                        20              3,384,241.32               2.15%
Lite                                            49              6,614,379.86               4.20%
No documentation                                 7                814,225.00               0.52%
Simple 65                                      238             15,348,884.59               9.76%
Simple 69                                        1                 44,850.00               0.03%
Stated                                         207             24,924,121.97              15.84%
                                               ---             -------------              ------
TOTAL                                        1,519            157,318,135.74              100.00%

                                                     DESCRIPTION OF THE COLLATERAL
GEOGRAPHIC DISPERSION
                                                     AGGREGATE SUBSEQUENT          PERCENT OF TOTAL BY
                                                            TRANSFER               SUBSEQUENT TRANSFER
                                          NUMBER         DATE SCHEDULED                DATE SCHEDULED
STATE                                   OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
-----                                   --------       ------------------            -----------------
Alabama                                       22              1,430,319.00               0.91%
Alaska                                         9              1,112,175.00               0.71%
Arizona                                       59              5,592,056.72               3.55%
Arkansas                                      16                851,064.46               0.54%
California                                   243             42,899,073.70              27.27%
Colorado                                      53              6,891,886.62               4.38%
Conneticut                                    13              1,194,275.00               0.76%
Delaware                                       1                 21,075.00               0.01%
District of Columbia                           4                273,057.65               0.17%
Florida                                       87              8,199,497.01               5.21%
Georgia                                       52              5,018,377.64               3.19%
Hawaii                                         3                579,542.78               0.37%
Idaho                                         21              1,353,525.00               0.86%
Illinois                                      68              5,936,086.98               3.77%
Indiana                                       17                891,785.83               0.57%
Iowa                                           9                518,287.81               0.33%
Kansas                                        19              1,431,748.00               0.91%
Kentucky                                       3                203,550.00               0.13%
Louisiana                                     24              1,913,611.64               1.22%
Maine                                         24              2,179,779.06               1.39%
Maryland                                      19              1,884,071.96               1.20%
Massachusetts                                 12              1,325,602.71               0.84%
Michigan                                      46              3,111,648.38               1.98%
Minnesota                                     10                570,742.72               0.36%
Mississippi                                   14              1,372,903.92               0.87%
Missouri                                      73              4,208,958.36               2.68%
Montana                                        3                367,850.00               0.23%
Nebraska                                      19              1,269,061.52               0.81%
Nevada                                        24              2,579,408.61               1.64%
New Hampshire                                  5                345,300.00               0.22%
New Jersey                                    37              3,886,747.53               2.47%
New Mexico                                     9                997,194.54               0.63%
New York                                      31              3,174,965.00               2.02%
North Carolina                                32              3,062,401.19               1.95%
Ohio                                          33              2,139,421.14               1.36%
Oklahoma                                       4                191,900.00               0.12%
Oregon                                        33              3,316,344.97               2.11%
Pennsylvania                                  48              3,752,014.81               2.38%
Rhode Island                                   1                 25,000.00               0.02%
South Carolina                                17              1,375,133.95               0.87%
South Dakota                                   4                166,440.00               0.11%
Tennessee                                     19              2,222,137.73               1.41%
Texas                                        115             10,626,922.60               6.76%
Utah                                          36              4,388,018.60               2.79%
Vermont                                        5                496,505.75               0.32%
Virginia                                      22              1,666,461.75               1.06%
Washington                                    69              8,212,824.86               5.22%
West Virginia                                  8                563,375.00               0.36%
Wisconsin                                     23              1,498,003.24               0.95%
Wyoming                                        1                 30,000.00               0.02%
TOTAL                                      1,519            157,318,135.74             100.00%


                                                     DESCRIPTION OF THE COLLATERAL


COUPON
                                                     AGGREGATE SUBSEQUENT           PERCENT OF TOTAL BY
          RANGE OF MORTGAGE                                TRANSFER                 SUBSEQUENT TRANSFER
            INTEREST RATES                NUMBER         DATE SCHEDULED               DATE SCHEDULED
       FROM                TO           OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
       ----                --           --------       ------------------            -----------------
          6.001%              7.000%             2             294,360.00               0.19%
          7.001%              8.000%            20           4,231,587.04               2.69%
          8.001%              9.000%           131          20,430,068.37              12.99%
          9.001%             10.000%           353          45,868,718.09              29.16%
         10.001%             11.000%           672          59,321,711.17              37.71%
         11.001%             12.000%           285          23,214,456.28              14.76%
         12.001%             13.000%            43           3,047,486.52               1.94%
         13.001%             14.000%            13             909,748.27               0.58%
                                             1,519         157,318,135.74             100.00%

                                                     DESCRIPTION OF THE COLLATERAL


GROSS MARGINS
                                                     AGGREGATE SUBSEQUENT           PERCENT OF TOTAL BY
                                                            TRANSFER                SUBSEQUENT TRANSFER
                RANGE                     NUMBER         DATE SCHEDULED                DATE SCHEDULED
       FROM                TO           OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
       ----                --           --------       ------------------            -----------------
      0.000%             5.000%                  9              2,146,620.00               1.36%
      5.001%             6.000%                 63              9,553,070.49               6.07%
      6.001%             7.000%              1,127            112,663,803.26              71.62%
      7.001%             8.000%                316             32,747,313.98              20.82%
      8.001%             9.000%                  1                 59,925.00               0.04%
      9.001%             10.000%                 2                107,845.30               0.07%
     10.001%             11.000%                 1                 39,557.71               0.03%
                                                --                 ---------               -----
                                             1,519            157,318,135.74              100.00%


                                                     DESCRIPTION OF THE COLLATERAL


MONTH OF NEXT ADJUSTMENT DATE                        AGGREGATE SUBSEQUENT           PERCENT OF TOTAL BY
                                                           TRANSFER                 SUBSEQUENT TRANSFER
                                          NUMBER         DATE SCHEDULED                DATE SCHEDULED
    MONTH-YEAR                          OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
    ----------                          --------       ------------------            -----------------
January-99                                       4                403,889.65               0.26%
February-99                                     15              1,402,673.80               0.89%
March-99                                         5                424,138.13               0.27%
April-99                                        53              7,617,765.00               4.84%
May-99                                          47              6,950,655.00               4.42%
June-99                                          1                101,986.00               0.06%
October-99                                       1                 26,883.79               0.02%
November-99                                      1                 27,101.45               0.02%
January-00                                       1                 44,920.27               0.03%
February-00                                      7                525,799.85               0.33%
March-00                                         1                 38,939.68               0.02%
April-00                                        11              1,842,253.71               1.17%
May-00                                          18              1,393,401.14               0.89%
June-00                                          4                259,948.31               0.17%
July-00                                         19              2,236,930.61               1.42%
August-00                                       71              6,179,987.96               3.93%
September-00                                    33              2,419,629.82               1.54%
October-00                                     613             66,106,916.97              42.02%
November-00                                    595             57,168,764.39              36.34%
July-01                                          1                 42,670.21               0.03%
August-01                                        1                 97,750.00               0.06%
September-01                                     1                 43,600.00               0.03%
October-01                                       9                836,700.00               0.53%
November-01                                      6                852,130.00               0.54%
October-03                                       1                272,720.00               0.17%
                                                --               -----------               -----
TOTAL                                        1,519            157,318,135.74              100.00%

                                                     DESCRIPTION OF THE COLLATERAL


MAXIMUM MORTGAGE RATES                               AGGREGATE SUBSEQUENT           PERCENT OF TOTAL BY
                                                           TRANSFER                 SUBSEQUENT TRANSFER
                RANGE                     NUMBER         DATE SCHEDULED               DATE SCHEDULED
       FROM                TO           OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
       ----                --           --------       ------------------            -----------------
      6.001%             7.000%                  1                 36,000.00               0.02%
     13.001%             14.000%                 6              1,697,220.00               1.08%
     14.001%             15.000%                57             10,004,271.45               6.36%
     15.001%             16.000%               189             28,209,930.95              17.93%
     16.001%             17.000%               491             55,752,948.48              35.44%
     17.001%             18.000%               617             49,449,939.90              31.43%
     18.001%             19.000%               138             10,925,608.69               6.94%
     19.001%             20.000%                15                929,668.00               0.59%
     20.001%             21.000%                 5                312,548.27               0.20%
                                                --                ----------               -----
TOTAL                                        1,519            157,318,135.74              100.00%

MINIMUM MORTGAGE RATES
                                                     AGGREGATE SUBSEQUENT           PERCENT OF TOTAL BY
                                                            TRANSFER                SUBSEQUENT TRANSFER
                RANGE                     NUMBER         DATE SCHEDULED                DATE SCHEDULED
       FROM                TO           OF LOANS       PRINCIPAL BALANCE             PRINCIPAL BALANCE
       ----                --           --------       ------------------            -----------------
      6.001%             7.000%                  2                294,360.00               0.19%
      7.001%             8.000%                 20              4,231,587.04               2.69%
      8.001%             9.000%                131             20,430,068.37              12.99%
      9.001%             10.000%               353             45,868,718.09              29.16%
     10.001%             11.000%               672             59,321,711.17              37.71%
     11.001%             12.000%               285             23,214,456.28              14.76%
     12.001%             13.000%                43              3,047,486.52               1.94%
     13.001%             14.000%                13                909,748.27               0.58%
                                                --                ----------               -----
TOTAL                                        1,519            157,318,135.74              100.00%
